UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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                               KNIGHT-RIDDER, INC.

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


The following press release was issued by Knight Ridder:

Knight Ridder Reports April Linage

SAN JOSE, Calif., May 18 /PRNewswire-FirstCall/ -- Three newspapers acquired at the end of August are included in the 2006 numbers, but not in the 2005 numbers. Results for Detroit and Tallahassee, which were sold in the third quarter of 2005, have been excluded from all periods.

Total advertising revenue was up 2.3% for April. Retail was up 1.4%, national was down 8.6% and classified was up 7.7%. Help wanted was up 10.9%. Real estate was up 18.5% and auto was down 6.0%.

On a pro forma basis, that is, as if the three newspapers acquired in August had been with the company for April 2005 and 2006, total advertising revenue was down 1.1%. Retail was down 2.2%, national was down 9.4% and classified was up 3.1%. Help wanted was up 6.2%. Real estate was up 13.5% and auto was down 9.3%.

Knight Ridder Chairman and CEO Tony Ridder said, "Our April, like others in the industry, reflects some softness, particularly in classified, as a result of the Easter shift. Happily, May -- at least at this early stage -- is showing stronger results, leaving us optimistic that the month will reinvigorate the quarter. For the record, the total advertising revenue at the 20 newspapers that will be retained by McClatchy in the upcoming sale was up 0.6% in April. Total advertising revenue for the remaining 12 newspapers was down 3.5%."

The remaining numbers reported are GAAP. Total operating revenue was up 2.3% for the month.

Retail was up 8.9% in San Jose and 3.5% in St. Paul. It was flat in Miami and Fort Worth. It was off slightly in Philadelphia, but down 4.4% in Charlotte and 7.9% in Kansas City.

National was up 5.0% in Miami and 6.6% in Charlotte. It was soft in the other large markets, in a range from down 5.3% in Fort Worth to down 24.6% in Contra Costa. Philadelphia was down 14.7%.

Classified's performance was scattered: Up 17.4% in Contra Costa, up 6.4% in Miami, up 4.6% in San Jose, up 2.1% in Fort Worth, but down 1.4% in Charlotte and down 7.3% in Philadelphia. Help wanted in Philadelphia was down 20.3%, impacted in part by the Easter shift.

Other revenue was down 2.9%.

Circulation revenue was up 3.0% for the month, but would have been down 1.0% if the acquired newspapers were included in both periods.

Certain statements contained in this report are forward-looking. They are based on management's current knowledge of factors affecting Knight Ridder's business. Actual results could differ materially from those currently anticipated, depending upon -- but not limited to -- the pending acquisition of Knight Ridder by The McClatchy Co., effects of interest rates, of national and local economies on revenue, of the evolution of the Internet, of unforeseen changes in the price of newsprint and of negotiations and relations with labor unions.

Knight Ridder (NYSE: KRI) is one of the nation's leading providers of news, information and advertising, in print and online. The company publishes 32 daily newspapers in 29 U.S. markets, with a readership of 8.1 million daily and 11.5 million Sunday. It has Web sites in all of its markets and a variety of investments in Internet and technology companies. It publishes a growing portfolio of targeted publications and maintains investments in two newsprint companies. The company's Internet operation, Knight Ridder Digital, develops and manages the company's online properties. It is the founder and operator of Real Cities (www.RealCities.com), the largest national network of city and regional Web sites in more than 110 U.S. markets. Knight Ridder and Knight

Ridder Digital are headquartered in San Jose, Calif. (FR)

On May 10, 2006, McClatchy filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-133321) containing a final Prospectus/Proxy Statement/Information Statement regarding the proposed transaction between McClatchy and Knight Ridder. Investors and security holders of McClatchy and Knight Ridder are urged to read the Prospectus/Proxy Statement/Information Statement carefully because it contains important information about McClatchy, Knight Ridder, the transaction and related matters. The Prospectus/Proxy Statement/Information Statement is being mailed on or about May 15, 2006 to stockholders of McClatchy and shareholders of Knight Ridder. Investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement and other documents filed with the SEC by McClatchy and Knight Ridder through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846 or from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Prospectus/Proxy Statement/Information Statement described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about March 29, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the proposed transaction between McClatchy and Knight Ridder and additional information regarding these directors and executive officers is included in the Prospectus/Proxy Statement/Information Statement described above, which also serves as Knight Ridder's proxy statement for its 2006 Annual Meeting of Shareholders and was filed by Knight Ridder on May 11, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

                        STATISTICAL REPORT - PRO FORMA
                    For the period of 03/27/06 - 04/30/06

                              April       Percent     Year-to-Date     Percent
    REVENUE ($000)       2006      2005   Change     2006       2005    Change

    Advertising
     - Note 1
      Retail            104,725   107,036  -2.2%    357,061    361,372  -1.2%
      National           31,187    34,435  -9.4%    118,216    130,098  -9.1%
      Classified         95,576    92,661   3.1%    338,872    319,397   6.1%
        Total           231,488   234,132  -1.1%    814,149    810,867   0.4%
      Circulation        51,738    52,269  -1.0%    187,651    189,774  -1.1%
      Other Revenue       8,025     8,366  -4.1%     29,339     30,050  -2.4%
    Total Operating
     Revenue            291,251   294,767  -1.2%  1,031,139  1,030,691   0.0%

    AVERAGE CIRCULATION
     (000's of copies)
      - Note 1

      Morning             3,105     3,271  -5.1%      3,138      3,290  -4.6%
      Evening               147       155  -5.6%        149        158  -6.0%
      Daily               3,252     3,426  -5.1%      3,269      3,448  -5.2%
      Sunday              4,240     4,378  -3.1%      4,262      4,440  -4.0%

    ADVERTISING LINAGE
     (000's of six-column
      inches) - Notes 1 & 2

    Full-Run ROP
      Retail            1,275.5   1,409.6  -9.5%    4,409.1    4,830.1  -8.7%
      National            259.3     296.5 -12.6%      976.8    1,121.3 -12.9%
      Classified        1,841.8   1,875.0  -1.8%    6,409.1    6,438.0  -0.4%
        Total           3,376.6   3,581.1  -5.7%   11,795.0   12,389.4  -4.8%

    Factored Part-Run
     ROP                  257.6     263.3  -2.2%      849.1      845.4   0.4%

    TOTAL PREPRINTS
     INSERTED           763,490   758,042   0.7%  2,644,113  2,586,520   2.2%


                        Statistical Report - Pro Forma
                    For the period of 03/27/06 - 04/30/06


    FULL-RUN ROP               April       Percent     Year-to-Date    Percent
     ADVERTISING LINAGE    2006     2005   Change     2006      2005   Change
     DATA
    By Markets (000's of
     six-column inches)
     - Note 2

    Akron Beacon Journal   113.0    142.7  -20.8%     400.0     489.2  -18.2%
    Charlotte Observer     140.2    150.7   -7.0%     489.6     532.4   -8.0%
    Columbia State         107.7    101.0    6.6%     393.4     363.8    8.1%
    Contra Costa           136.2    136.2    0.0%     492.6     479.0    2.8%
    Fort Wayne
     News-Sentinel,
     Journal Gazette       125.0    143.1  -12.6%     425.7     467.2   -8.9%
    Fort Worth Star
     Telegram              201.5    201.2    0.1%     709.8     707.7    0.3%
    Kansas City Star       169.6    194.4  -12.8%     598.1     651.4   -8.2%
    Lexington
     Herald-Leader         112.3    109.8    2.3%     370.1     367.0    0.8%
    Miami Herald &
     el Nuevo Herald       210.8    210.2    0.3%     780.7     732.0    6.7%
    Philadelphia
     Newspapers            196.7    200.1   -1.7%     694.3     731.1   -5.0%

    St. Paul Pioneer
     Press                  98.1    112.2  -12.6%     343.3     400.3  -14.2%
    San Jose Mercury
     News                  181.6    206.5  -12.1%     670.1     721.3   -7.1%
    Wichita Eagle           90.5    100.3   -9.8%     318.9     330.7   -3.6%
    All Other Dailies    1,493.4  1,572.7   -5.0%   5,108.4   5,416.3   -5.7%
    Total - Full-Run
     ROP                 3,376.6  3,581.1   -5.7%  11,795.0  12,389.4   -4.8%


    Note 1 - Pro forma numbers includes Boise, Olympia and Bellingham for all periods as if they had been purchased in January 2005.

    Note 2 - Measured by individual Knight Ridder newspapers. Where necessary, certain previously reported linage has been restated to be consistent with measurement guidelines currently in use.


                          STATISTICAL REPORT - GAAP
                    For the period of 03/27/06 - 04/30/06

                               April       Percent    Year-to-Date     Percent
    REVENUE ($000)        2006      2005    Change   2006       2005    Change

    Advertising
      Retail            104,725   103,290   1.4%    357,061    348,751   2.4%
      National           31,187    34,139  -8.6%    118,216    129,198  -8.5%
      Classified         95,576    88,777   7.7%    338,872    306,335  10.6%
        Total           231,488   226,206   2.3%    814,149    784,284   3.8%
      Circulation        51,738    50,240   3.0%    187,651    182,510   2.8%
      Other Revenue       8,025     8,262  -2.9%     29,339     29,688  -1.2%
    Total Operating
     Revenue            291,251   284,708   2.3%  1,031,139    996,482   3.5%

    AVERAGE CIRCULATION
     (000's of copies
      including Boise,
      Olympia and
      Bellingham for
      all periods) - Note 1

       Morning            3,105     3,271  -5.1%      3,138      3,290  -4.6%
       Evening              147       155  -5.6%        149        158  -6.0%
       Daily              3,252     3,426  -5.1%      3,269      3,448  -5.2%
       Sunday             4,240     4,378  -3.1%      4,262      4,440  -4.0%

    ADVERTISING LINAGE
     (000's of
     six-column inches)
     - Note 2

    Full-Run ROP
      Retail            1,275.5   1,284.2  -0.7%    4,409.1    4,388.0   0.5%
      National            259.3     289.4 -10.4%      976.8    1,098.7 -11.1%
      Classified        1,841.8   1,744.0   5.6%    6,409.1    5,981.9   7.1%
        Total           3,376.6   3,317.6   1.8%   11,795.0   11,468.6   2.8%

    Factored Part-Run
     ROP                  257.6     263.3  -2.2%      849.1      845.4   0.4%

    TOTAL PREPRINTS
     INSERTED           763,490   758,012   0.7%  2,644,113  2,586,419   2.2%


                          Statistical Report - GAAP
                    For the period of 03/27/06 - 04/30/06


    FULL-RUN ROP               April      Percent      Year-to-Date    Percent
     ADVERTISING LINAGE    2006     2005   Change     2006      2005    Change
     DATA

    By Markets (000's of
     six-column inches)
     - Note 2

    Akron Beacon Journal   113.0    142.7  -20.8%     400.0     489.2  -18.2%
    Charlotte Observer     140.2    150.7   -7.0%     489.6     532.4   -8.0%
    Columbia State         107.7    101.0    6.6%     393.4     363.8    8.1%
    Contra Costa           136.2    136.2    0.0%     492.6     479.0    2.8%
    Fort Wayne
     News-Sentinel,
     Journal Gazette       125.0    143.1  -12.6%     425.7     467.2   -8.9%
    Fort Worth Star
     Telegram              201.5    201.2    0.1%     709.8     707.7    0.3%
    Kansas City Star       169.6    194.4  -12.8%     598.1     651.4   -8.2%
    Lexington
     Herald-Leader         112.3    109.8    2.3%     370.1     367.0    0.8%
    Miami Herald & el
     Nuevo Herald          210.8    210.2    0.3%     780.7     732.0    6.7%
    Philadelphia
     Newspapers            196.7    200.1   -1.7%     694.3     731.1   -5.0%
    St. Paul Pioneer
     Press                  98.1    112.2  -12.6%     343.3     400.3  -14.2%
    San Jose Mercury
     News                  181.6    206.5  -12.1%     670.1     721.3   -7.1%
    Wichita Eagle           90.5    100.3   -9.8%     318.9     330.7   -3.6%
    All Other Dailies    1,493.4  1,309.2   14.1%   5,108.4   4,495.5   13.6%
    Total - Full-Run
     ROP                 3,376.6  3,317.6    1.8%  11,795.0  11,468.6    2.8%


    Note 1 - Includes circulation copies for Boise, Olympia and Bellingham for all periods.

    Note 2 - Measured by individual Knight Ridder newspapers. Where necessary, certain previously reported linage has been restated to be consistent with measurement guidelines currently in use.


SOURCE Knight Ridder

CONTACT: Polk Laffoon, Vice President/Corporate Relations,
+1-408-938-7838, plaffoon@knightridder.com, or Lee Ann Schlatter,
Director/Corporate Communications, +1-408-938-7839, or lschlatter@knightridder.com, both of Knight Ridder/
/Web site: http://www.knightridder.com/
(KRI)